Exhibit 10.9

                  AMENDMENT NO. 1 TO AGREEMENT

     Amendment No. 1 dated as of November 18, 1996, to Agreement dated as of July 3, 1992 (the "Original Agreement") by and between Insituform Technologies, Inc. (formerly Insituform of North
America, Inc.; hereinafter "ITI") and James D. Krugman ("Krugman").

                       W I T N E S S T H:

     WHEREAS, the parties have entered into the Original Agreement and desire to effectuate the amendments thereto hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties agree as follows:

     1. Definitions. Each reference in the Original Agreement to "INA" is hereby deemed a reference to "ITI". Each reference in the Original Agreement to "employ" and "employment" is hereby deemed a reference to, respectively, "engage" and "engagement". Each reference in the Original Agreement to "Employment Period" is hereby deemed a reference to "Engagement Period". Each reference in the Original Agreement to "salary" is hereby deemed a reference to "fee".

     2. Duties. Section 1 of the Original Agreement is hereby amended by deleting the reference to "Chairman of the Board of Directors" and substituting therefor a reference to "consultant and advisor to ITI in connection with its business, under the direction of the board of directors and of the President of ITI, to provide ITI with such consulting services as ITI may, upon reasonable prior notice, from time to time reasonably require of him."

     3. Payments. Section 3 of the Original Agreement is hereby amended by deleting the reference to "during the Employment Period" and inserting in lieu thereof a reference to "hereunder", and inserting a further reference, immediately following the word "installments", to "from the Effective Date through the period ending on December 9, 1998".

     4. Term. Section 1 of the Original Agreement is hereby amended by deleting the reference to "the later of (i) the sixth anniversary of the Effective Date or (ii) the date of the sixth annual meeting of shareholders of INA following the date hereof" and substituting therefor a reference to "November 18, 1999".

     5. Miscellaneous. Except as set forth herein, the Original Agreement shall remain in full force and effect and continue to bind the parties hereto. This Amendment No. 1 contains the entire agreement of the parties with respect to the subject matter herein and supersedes all other understandings, oral or written, with respect thereto. This Amendment No. 1 may be executed in counterparts, each of which shall be deemed an original and both of which shall constitute one and the same agreement.


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     IN WITNESS WHEREOF, the undersigned have executed this
Amendment No. 1 as of the effective date first-above written.

                                   INSITUFORM TECHNOLOGIES, INC.



                                   By s/Jerome Kalishman
                                     --------------------------
                                      Jerome Kalishman
                                      Chairman of the Board


                                   s/James D. Krugman
                                   ----------------------------
                                   James D. Krugman